UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): March 7, 2006 (March 2, 2006)

                             WILLIAMS CONTROLS, INC.
               (Exact name of Company as specified in its charter)

          OREGON                      0-18083                   84-1099587
-------------------------    -------------------------    ----------------------
     (State or other           (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                        Identification No.)
      incorporation)

                             14100 S.W. 72ND AVENUE
                               PORTLAND, OR 97224
                    (Address of principal executive offices)

                                 (503) 684-8600
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 8.01         OTHER EVENTS

On March 7, 2006, Williams Controls, Inc. (the "Company"), issued a press release announcing that its board of directors and stockholders had approved a one-for-six reverse stock split of the Company's common stock. The reverse stock split was approved at the Company's annual stockholders' and directors' meetings held on March 2, 2006. The reverse stock split will reduce the number of authorized shares of the Company's common stock from 75,000,000 to 12,500,000 shares.

The press release also announced that the Company received approval from its board of directors and stockholders, at their respective annual meetings, to eliminate the staggered terms of members of its board of directors, and to provide for one-year terms and the annual election of all directors.

The press release further announced that the Company intends to pursue listing on the Nasdaq Capital Market. The Company has given no time frame for the filing of its listing application.

A copy of the Company's press release concerning the foregoing events is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

   (d) Exhibits
         99.1     Press Release, dated March 7, 2006


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on March 7, 2006.

                                WILLIAMS CONTROLS, INC.

                                By: /s/  DENNIS E. BUNDAY
                                    --------------------------------------
                                    Dennis E. Bunday
                                    Executive Vice President and Chief Financial
                                    Officer



                                  EXHIBIT INDEX

EXHIBIT NO.       DOCUMENT DESCRIPTION
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99.1          Press Release, dated March 7, 2006